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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                   __________

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           United Craft Brewers, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


               Delaware                                 91-1824442
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(State of Incorporation or Organization)     (IRS Employer Identification No.)


One Harbor Drive, Suite 102, Sausalito, California               94965
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     (Address of principal executive offices)                 (Zip Code)



Securities to be registered pursuant to Section 12(b) of the Act:


          Title of Each Class      Name of Each Exchange on Which
          to be so Registered      Each Class is to be Registered
          -------------------      ------------------------------

                 None                           None
          -------------------      ------------------------------

Securities to be registered pursuant to section 12(g) of the Act:

                          Common Stock, $.001 par value
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                                (Title of Class)

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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          See "Description of UCB Capital Stock" on pages 172 and 173 of the Proxy Statement/Prospectus included in the Registration Statement on Form S-4 (the "Registration Statement") of United Craft Brewers, Inc. (the "Registrant") as originally filed or as subsequently amended, which was filed with the Securities and Exchange Commission on July 23, 1997 under the Securities Act of 1933, as amended, and is hereby incorporated by reference pursuant to Rule 12b-23 of the Securities Exchange Act of 1934.

ITEM 2.   EXHIBITS.

          1.1 Certificate of Incorporation. See Exhibit 3.1 to the Registrant's Registration Statement on Form S-4, which is hereby incorporated by reference.

          1.2 Bylaws. See Exhibit 3.2 to the Registrant's Registration Statement on Form S-4, which is hereby incorporated by reference.


          1.3 Specimen Common Stock Certificate. See Exhibit 4.1 to the Registrant's Registration Statement on Form S-4, which is hereby incorporated by reference.


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                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:    July 23, 1997


                                        UNITED CRAFT BREWERS, INC.


                                        By:  /s/ Percy Rivera
                                             ----------------------------------
                                             Percy Rivera
                                             Vice President, Finance and
                                             Accounting and Secretary


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